EXHIBIT 10.3

AMENDMENT AGREEMENT

AND

CONSENT OF HOLDERS OF SERIES A CONVERTIBLE PREFERRED STOCK

This Amendment Agreement (the “Agreement”), dated as of December 11, 2013, is by and among GeoVax Labs, Inc., a Delaware corporation (the “Company”) and the investors signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

This document is also agreed to be a written consent of the holders of the Series A Convertible Preferred Stock (the “Series A Stock”), and may be treated by the Company as such for all intents and purposes.

WHEREAS, pursuant to a securities purchase agreement dated March 16, 2012 among the Company and the Purchasers (the “Purchase Agreement”), the Purchasers were issued 2,200 shares of Series A Stock and warrants (the “Warrants”) to purchase an aggregate of 8,799,999 shares of Common Stock, par value $0.001 per share (the “Common Stock”) and in the individual amounts set forth below such Purchaser’s name on the signature pages to the Purchase Agreement;

WHEREAS, the Company wishes to terminate certain anti-dilution adjustments in the event of a future financing by the Company if certain events occur;

WHEREAS, the Purchasers wish to have certain anti-dilution adjustments in the event the Company undertakes a future financing for an offering price less than the current conversion price of the Series A Stock.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Purchasers and the Company agree as follows:

article I

definitions

Section 1.         Definitions. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Purchase Agreement and filed with the Delaware Secretary of State which authorized the Series A Stock (the “Series A Certificate of Designation”), as applicable.

ARTICLE II

AMENDMENTS AND OTHER AGREEMENTS

Section 2.1.      Amendment to Warrants. Provided that after the date hereof the Company and the Purchasers have undertaken a subsequent capital raising transaction of at least $500,000 pursuant to which the anti-dilution provisions of Section 3(b) of the Warrant have resulted in an adjustment to the Exercise Price to not less than $0.35 (subject to adjustment for reverse and forward stock splits and the like), the adjustment provisions set forth in Section 3(b) shall terminate and no longer be in force or effect after the earlier of the date that (i) the Company has raised gross proceeds of at least $10 million in an underwritten public offering (provided such termination shall occur after such offering so that an adjustment, if any, shall first occur to the Exercise Price pursuant to Section 3(b)) or (ii) the VWAP exceeds $1.00 for 20 consecutive Trading Days and the trading volume per Trading Day for such period is not less than 100,000 per Trading Day (both subject to adjustment for reverse and forward stock splits and the like). Notwithstanding anything herein to the contrary, termination of Section 3(b) pursuant to clauses (i) and (ii) above shall be conditioned upon the Warrant Shares being then registered for resale pursuant to an effective registration statement (or, at such time, the Warrant Shares may be resold pursuant to Rule 144 assuming cashless exercise of the Warrants).

Section 2.2     Amendment to Series A Certificate of Designation. Section 7(b) of the Series A Certificate of Designation shall be amended and restated as follows:

“Subsequent Equity Sales. If, in the Company’s first issuance of at least $500,000 of Common Stock or Common Stock Equivalents after December 10, 2013, the effective price per share of Common Stock (or conversion price, as the case may be) is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then the Conversion Price shall be reduced to equal the Base Conversion Price.

In addition, each Purchaser hereby consents to terms and filing of an amendment to the Series A Certificate of Designation in the form attached hereto as Exhibit A to reflect the foregoing reduction to the Conversion Price.

Section 2.3      [Reserved.]

Section 2.4      Effect on Purchase Agreement. The foregoing consents and waivers are given solely in respect of the transactions described herein. Except as expressly set forth herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement, and shall not be in any way changed, modified or superseded by the terms set forth herein. This Agreement shall not constitute a novation or satisfaction and accord of any Transaction Document.

Section 2.5.     Filing of Form 8-K. Promptly following the date hereof, the Company shall issue a Current Report on Form 8-K and a prospectus supplement to the existing Registration Statement, reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement as an attachment thereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1.     Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Purchasers that as of the date of its execution of this Agreement:

(a)     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

Section 3.2.      Representations and Warranties of the Purchasers. The Purchaser hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a)      Authorization; Enforcement. Such Purchaser represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms except (A) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) insofar as indemnification and contribution provisions may be limited by applicable law.

ARTICLE IV

RESOLUTIONS

Section 4.1      Adoption of Resolutions. In accordance with Section 2.2 above, the Purchasers hereby approve and adopt the following resolutions by written consent, which action shall have the same force and effect as if taken by an affirmative vote at a meeting of the holders of the Series A Convertible Preferred Stock of the Company, duly called and held pursuant to applicable provisions of the Delaware General Corporation Law:

Whereas, the undersigned “Purchasers” constitute the holders of all of the outstanding shares of Series A Convertible Preferred Stock of GeoVax Labs, Inc., a Delaware corporation, and wish to provide for certain adjustments of the Conversion Price, and to amend Section 7 (b) of the Certificate of Designation filed with the Secretary of State of Delaware on March 20, 2012 (the “Series A Certificate of Designation”);

Whereas, the amendment to Section 7(b) of the Series A Certificate of Designation has been approved by the Board of Directors of the Company;

Now Therefore, Be It Resolved, that the undersigned Purchasers hereby authorize, ratify and approve the following amendment to Section 7 (b) of the Company’s Series A Certificate of Designation filed with the Secretary of State of Delaware on March 20, 2012, effective upon filing with the Secretary of State of Delaware:

Section 7(b) of the Series A Certificate of Designation shall be amended and restated as follows:

“Subsequent Equity Sales. If, in the Company’s first issuance of at least $500,000 of Common Stock or Common Stock Equivalents after December 10, 2013, the effective price per share of Common Stock (or conversion price, as the case may be) is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then the Conversion Price shall be reduced to equal the Base Conversion Price.

Further Resolved, that the Purchasers waive all requirements for notice or other materials required to be provided to them by the Company with respect to this amendment under applicable law.

ARTICLE V

MISCELLANEOUS

Section 5.1.     Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Purchase Agreement.

Section 5.2.     Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the issuance of the Warrants. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 5.3.     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

Section 5.4.    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 5.5.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the Governing Law provision of the Purchase Agreement.

Section 5.6.    Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.7.     Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 5.8     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

Section 5.9     Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Warrants or Warrant Shares.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

geovax labs, inc.

By:	Robert T. McNally
Name: Robert T. McNally Title: President & CEO

[PURCHASER SIGNATURE PAGES TO GOVX

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sabby Volatility Warrant Master Fund, Ltd

Signature of Authorized Signatory of Purchaser: /s/ Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Investment Manager

Email Address of Purchaser: rgrundstein@sabbycapital.com

Address for Notice of Purchaser: c/o Sabby Management, LLC

10 Mountainview Road, Suite 205

Upper Saddle River, NJ 07458

Address for Delivery of Securities for Purchaser (if not same as above):

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Sabby Healthcare Volatility Master Fund, Ltd

Signature of Authorized Signatory of Purchaser: /s/ Robert Grundstein

Name of Authorized Signatory: Robert Grundstein

Title of Authorized Signatory: COO of Investment Manager

Email Address of Purchaser: rgrundstein@sabbycapital.com

Address for Notice of Purchaser: c/o Sabby Management, LLC

10 Mountainview Road, Suite 205

Upper Saddle River, NJ 07458

Address for Delivery of Securities for Purchaser (if not same as above):

[PURCHASER SIGNATURE PAGES TO GOVX

AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Brio Capital Master Fund Ltd.

Signature of Authorized Signatory of Purchaser: /s/ Shaye Hirsch

Name of Authorized Signatory: Shaye Hirsch

Title of Authorized Signatory: Director

Email Address of Purchaser: shaye@briocapital.com

Address for Notice of Purchaser: c/o Brio Capital Management LLC

100 Merrick Rd, Suite 401W

Rockville Center, NY 11570

Address for Delivery of Securities for Purchaser (if not same as above):